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                                                        EXHIBIT 10(b)


                              ANALOG DEVICES, INC.
                               One Technology Way
                                 P. O. Box 9106
                       Norwood, Massachusetts 02062-9106



                                          May 18, 1994

Metropolitan Life Insurance Company
One Madison Avenue
New York, New York   10010

Attention:  Treasurer

            Re:  8.87% Senior Secured Notes Due May 1, 2007
                 ------------------------------------------
Gentlemen:

          Capitalized terms used herein but not otherwise defined shall have the meanings specified in the Note Agreement, as hereinafter defined.



          In connection with the $10,500,000 loan (the "Loan") made by

Metropolitan Life Insurance Company (together its with successors and assigns,

"Metropolitan") to Francis J. Perry, Jr. and William J. Walker, not in their individual capacities but solely as Trustees of Everett Street Trust under

Declaration of Trust, dated May 9, 1980 (the "Borrower"), pursuant to and as described in the Note Purchase Agreement, dated May 18, 1994, between

Metropolitan and the Borrower (the "Note Agreement") and the Notes evidencing the Loan executed by the Borrower to Metropolitan or its registered assigns

(the "Notes"), Analog Devices, Inc. (the "Company") agrees with Metropolitan as follows:


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                                   ARTICLE I
                                   ---------

                            OBLIGATION TO PURCHASE
                            ----------------------


          1.1  Purchase.    (a) Upon the occurrence and during the continuance
               --------
 of (i) an "Event of Default", as defined in the Mortgage, Security Agreement and Fixture Filing, dated as of May 1, 1994 (the "Mortgage"), from the

Borrower, as mortgagor, to Metropolitan, as mortgagee, or (ii) an "Event of Default", as defined in the Guaranty, dated as of May 1, 1994 (the

"Guaranty"), from the Company to Metropolitan or (b) at such time when all principal payable under the Notes has become or has been declared due and payable, whether upon the stated maturity of the Notes of May 1, 2007 or otherwise, or (c) at any time if the Lease (as defined in the Notes) is terminated by either the Borrower or the Company prior to May 1, 2007, or (d)

at any time if the Fixed Rent (as defined in the Lease) payable under the

Lease is reduced or suspended so that the Debt Service Portion of Fixed Rent

(as defined in the Lease) is not sufficient to pay in full the Installment

Payments (as defined in the Notes) then due under the Notes or (e) upon the determination by Metropolitan of the existence of a Material Environmental

Condition (as hereinafter defined) with respect to the Property, the Company will, upon written demand by Metropolitan, and at the time, in the manner and otherwise as hereinafter set forth, purchase and pay for the Notes.  The purchase shall be made within 15 days after such demand is made, for an amount

(the "Purchase Price") payable in immediately available funds equal to the aggregate outstanding principal amount of the Notes, together with all accrued and unpaid interest thereon and all other costs, fees and charges due and payable under or with respect to the Guaranty and the Mortgage, including,

without limitation, the Make-Whole Payment (as defined in the Mortgage), if any.  Notwithstanding the foregoing, Metropolitan and the Company agree that the Purchase Price payable hereunder (x) upon the termination of the Lease




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pursuant to Section 7.1 of the Lease solely on account of a casualty in the final 3 years of the term of the Lease or (y) upon the termination of the

Lease pursuant to Section 7.2 of the Lease solely on account of a taking of the Property at any time or (z) upon a purchase contemplated by subparagraph

(e) above, shall not include the Make-Whole Payment.  Upon any purchase,

Metropolitan shall, without representation or warranty, express or implied,

other than as to the ownership by Metropolitan of the Notes free and clear of any encumbrances created by or through Metropolitan, and without recourse on the part of Metropolitan, endorse and deliver the Notes and assign the Note

Agreement and any related documents to the Company.



          As a condition of Metropolitan's making the Loan, Metropolitan has required the Company to complete an Environmental Due Diligence Questionnaire

(the "Questionnaire") with respect to the Property.  The Company agrees that if upon completion and delivery to Metropolitan of the Questionnaire, together with any supplements thereto as may be required by Metropolitan, Metropolitan in good faith determines that further environmental testing, monitoring,

investigation or other review of the Property is warranted, then the Company shall, at its sole cost and expense, engage a firm of independent qualified environmental engineers acceptable to Metropolitan (the "Independent

Engineers") to conduct such testing, monitoring, investigation and review,

including, without limitation, preparation of a "Phase I" environmental site assessment (the "Phase I ESA").  If, based upon review of the Phase I ESA or such other tests, reports, evaluations or reviews as are prepared by the

Independent Engineers, Metropolitan determines in good faith that additional testing of the Property is warranted, the Company agrees to provide for such additional testing, at its sole cost and expense, by a firm of Independent

Engineers.



          Upon the conclusion of all environmental testing, investigation and review with respect to the Property which Metropolitan has required as


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permitted above, Metropolitan shall inform the Company in writing of whether

Metropolitan believes that a "Material Environmental Condition" exists with respect to the Property.  A "Material Environmental Condition" shall exist if

Metropolitan in good faith determines, based on its review of the

Questionnaire, any supplement thereto, any Phase I ESA and/or any other report prepared in connection with the Property, that an environmental condition exists with respect to the Property that could materially adversely affect

Metropolitan's investment in the Notes or the Property as collateral therefor or could materially adversely affect the Company's business, prospects or financial condition.



          Upon receipt of written notice from Metropolitan that a Material

Environmental Condition exists, the Company will purchase and pay for the

Notes in accordance with the terms of this Agreement.



            1.2  Taxes, Authorizations, Etc.   The Company will pay any stamp,
                 --------------------------
with respect to the purchase of the Notes pursuant to this Agreement other than any gross receipts or net income or similar tax of Mortgagee payable with respect to such purchase.  If any such tax is paid by Metropolitan, the Company will, upon demand of Metropolitan and whether or not such tax will be correctly or legally asserted, promptly pay to Metropolitan all such amounts incurred by

Metropolitan for such payment, together with any interest, penalties and expenses in connection  therewith.  The Company hereby  indemnifies and holds harmless Metropolitan for such payment, together with all such interest,

penalties and expenses incurred in connection therewith, in the event of the failure of the Company to pay such stamp or other tax as hereinabove set forth.

The provisions of this Section 1.2 shall survive the purchase of the Notes contemplated herein.




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          The Company will obtain any authorization or approval or other action by, and will give any notice to or make any filing with, any governmental authority or regulatory body required in connection with the transfer of the Notes and related documents to the Company upon any purchase pursuant to this Agreement.  Nothing in this paragraph shall obligate the

Company to obtain any such authorization or approval or other action by, or give any such notice to or make any such filing if any such authorization,

approval, action, notice, or filing is required solely by or with respect to

Metropolitan.



          1.3  Obligation Absolute.  The Company acknowledges and agrees
               -------------------
that the obligations of the Company as set forth in this Agreement are material inducements to Metropolitan in purchasing the Notes from the

Borrower.  The Company hereby agrees that its obligations under this Agreement are absolute and unconditional, independent of the ability of the Borrower to perform any of its obligations to Metropolitan or to the Company or the performance by any person or entity of his or its respective obligations, and without regard to any law, regulation or order now or hereafter in effect in any jurisdiction affecting the Notes or any of the terms of the Note

Agreement, the Notes, the Mortgage, the Lease, the Guaranty or any other document related thereto or the rights of Metropolitan with respect thereto,

and irrespective of the following:



          (a)  Any lack of genuineness, legality, validity, enforceability or value of the Note Agreement or Notes or any other agreement or instrument relating thereto or any collateral therefor;



          (b)  Any change in the time, manner or place of payment of any obligations under the Notes, or any term of the Note Agreement, the Mortgage or the Notes or any amendment or waiver of or any consent to departure from


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the terms of the Note Agreement, the Mortgage or the Notes or any other related documents;



          (c)  Any exchange, release or non-perfection of any collateral including, without limitation, the Mortgaged Property (as defined in the

Mortgage);



          (d)  Any failure to pay any taxes which may be payable with respect to the issuance or transfer of any Note and related documents; or any failure to obtain any authorization or approval from, or other action by, or to notify or file with, any governmental authority or regulatory body required in connection with the issuance or transfer of any Note and related documents;



          (e)  Any impossibility or impracticality of performance, force
                                                                   -----
majeure, or any act of any government, or any other circumstance which might
- - -------
constitute a defense available to, or a discharge of, the Borrower in respect of the obligations under the Note Agreement, the Mortgage or the Notes or any party obligated thereunder or any circumstance, event or happening whatsoever,

whether foreseen or unforeseen and whether similar or dissimilar to anything referred to in this Section 1.3(e), which in any manner would constitute a legal, equitable or other excuse for non-performance by the Borrower or the

Company;



          (f)  The validity of the organization of the Borrower or the

Company or any other entity, the termination of existence of the Borrower, the

Company or any person or entity or the receipt or non-receipt of any approvals, directions or consents or other authorizations to act on behalf of the Company or the Borrower;





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          (g)  Any defense, claim, setoff, recoupment, abatement or other right, existing or future, which the Company may have against the Borrower or any other person or entity;



          (h)  The inaccuracy of any representation, warranty or statement made by or on behalf of any person or entity in connection with the issuance of the Notes (other than those representations, warranties and statements contained in Sections 7.1 and 7.2 of the Note Agreement);



          (i)  The bankruptcy, insolvency, reorganization, liquidation,

dissolution, winding up, arrangement, composition, readjustment of debt or similar event with respect to the Borrower or the Company or any other person or entity.



          This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment under or with respect to any Note is rescinded or must otherwise be returned by Metropolitan upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.  The obligations of the Company under this Agreement shall not be subject to reduction, termination or other impairment by reason of any setoff, recoupment, counterclaim or defense or for any other reason.



          1.4  Waiver.  The Company hereby waives promptness, diligence and
               ------
notice of acceptance with respect to the Note Agreement, the Mortgage and the

Notes, and any requirement that Metropolitan protect, secure, perfect or insure any security interest in or lien on any property including, without limitation, the Mortgaged Property, which may become subject thereto or exhaust any right or take any action against the Borrower, or any other person or entity or any collateral including, without limitation, the Mortgaged

Property and the Guaranty.
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          1.5   Subrogation.    Until all sums owing hereunder have been
                -----------
paid in full to Metropolitan, any rights of subrogation or other rights or remedies which the Company might have against the Borrower as a result of any payments made hereunder or otherwise in connection with its undertaking under this Agreement shall be subordinate to the rights of Metropolitan under the

Notes, Note Agreement, the Mortgage and other related documents and the

Company shall not exercise any such rights and remedies without the consent of

Metropolitan.


                                ARTICLE II
                                ----------

                                 REMEDIES
                                 --------


          2.1   Failure to Purchase.  If the Company shall fail to pay the
                -------------------
Purchase Price for the Notes within the time period and in the manner set forth above, the Company (i) agrees that it will be unconditionally liable to

Metropolitan for liquidated damages (for the loss of a bargain and not as a penalty) for the amount of such Purchase Price as well as for all costs and expenses, if any, incurred by Metropolitan in enforcing this Agreement, and

(ii) irrevocably waives to the full extent permitted by applicable law any right or defense the Company may have to cause Metropolitan to prove the cause or amount of such damages or to mitigate the same.



          2.2   Additional Remedies.  The Company agrees that Metropolitan
                -------------------
may bring hereunder and prosecute against the Company a separate action or actions whether or not the Company brings an action against the Borrower and whether or not the Borrower is joined in any such action or actions.

Metropolitan shall have, in its sole discretion and without limitation of any other remedies of Metropolitan with respect to this Agreement and the performance obligations called for hereby, a right of specific performance of the obligations of the Company under this Agreement, including but not limited


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to the obligation to purchase the Notes for the Purchase Price, and the right to commence suit for compensatory, consequential and liquidated damages.



          2.3   Idemnification.   The Company agrees to indemnify and defend
                --------------
Metropolitan against and hold Metropolitan harmless from all liabilities,

damages, costs and expenses (including, without limitation, reasonable attorneys' fees), sustained or incurred (a) as a result of the failure of the

Company to comply with its obligations hereunder or (b) in connection with

Metropolitan's purchase of the Notes from the Borrower or enforcement of any of its rights with respect thereto.



                                  ARTICLE III



                                 Miscellaneous
                                 -------------


          Section   3.1   General Provisions.  This Agreement cannot be
                          ------------------
changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the same is sought; provided,
                                                                     --------
however, that the terms of Section 1.1 of this Agreement may not be amended in
- - -------
any manner which would materially and adversely affect the Borrower's interests and rights with respect to the Property without the consent of the

Borrower, which consent shall not be unreasonably withheld or delayed.  All the terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto,

and, in particular, shall inure to the benefit of and be enforceable by any registered owner or holder of any of the Notes.  The headings to the various sections of this Agreement have been inserted for the convenience of reference only and shall not limit or otherwise affect any of the terms hereof.  This

Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same


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instrument.  This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the Commonwealth of Massachusetts.



          Section 3.2  Consent to Jurisdiction.  The Company hereby
                       -----------------------
irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any New York state court or federal court of the

United States of America sitting in New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this

Agreement, or for recognition and enforcement of any judgment, and irrevocably and unconditionally consents to all claims in respect of any such action or proceeding being heard and determined in such New York state court or, to the extent permitted by law, in such Federal court.  A final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any manner provided by law.

Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement against the

Company or its properties in the courts of any jurisdiction.



     The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York state or Federal court.  The Company hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.



     The Company irrevocably consents to service of process in the manner provided for notices in Section 13 of the Guaranty.  Nothing in this Agreement will affect the right of any party to serve process in any other manner permitted by law.


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     If you are in agreement with the foregoing, please sign the enclosed counterparts and return one to the Company whereupon this Agreement shall become a binding contract under seal between you and the Company.


                                   Very truly yours,

                                   ANALOG DEVICES, INC.



                                   By: /s/   William A. Martin
                                       -----------------------
                                       Name: William A. Martin
                                       Title: Treasurer



The foregoing Agreement is
hereby agreed to as of the
date first above written.

METROPOLITAN LIFE INSURANCE COMPANY

By: /s/   Francis M. Donnantuono
    ----------------------------
    Name: Francis M. Donnantuono
    Title:

By: /s/   Richard G. Clarke
    ----------------------------
    Name: Richard G. Clarke
    Title: